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                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement
[ ]  Definitive proxy statement
[X]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                           WEIRTON STEEL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           WEIRTON STEEL CORPORATION
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of filing fee (check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing party:

     (4) Date filed:

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
                         WEIRTON STEEL CORPORATION
COMMON STOCK   1984 AND 1989 EMPLOYEE STOCK OWNERSHIP PLANS   CONVERTIBLE VOTING
                 CONFIDENTIAL PARTICIPANT INSTRUCTION FORM     PREFERRED STOCK
                                      FOR
               ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 11, 2002

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       Call Toll-Free
    on a Touch-Tone Phone:      --------
24 hours a day, 7 days a week             YOUR CONTROL NUMBER
       1-866-888-4015           --------



Have this form available when you   To vote by Internet, have this form
call the toll-free number. Then,    available and follow the directions when you
just enter your Control Number      visit:
and follow the prompts.                 https://www.proxyvotenow.com/wsx

        IF YOU CHOOSE TO VOTE BY MAIL, COMPLETE, SIGN AND DATE THIS FORM AND MAIL IT IN ITS ENTIRETY TO THE TRUSTEE IN THE POSTAGE-PAID ENVELOPE
                                   PROVIDED.

      DO NOT RETURN THE FORM IF YOU HAVE VOTED BY TELEPHONE OR INTERNET.
                  TO BE INCLUDED IN THE TRUSTEE'S CALCULATION,
     YOUR INSTRUCTION MUST BE RECEIVED BY 5 P.M. ON MONDAY DECEMBER 9, 2002


To: United Bank as Trustee:

          The undersigned participant in the Weirton Steel Corporation 1984 and/or 1989 Employee Stock Ownership Plans (the "ESOPs") hereby instructs you to vote, as specified, in person or by proxy, all shares of Common Stock, par value $.01 per share, and Convertible Voting Preferred Stock, Series A, par value $.10 per share, if any, allocated to the undersigned's accounts which you are entitled to vote at the Annual Meeting of Stockholders of Weirton Steel Corporation to be held at 6 P.M. on Wednesday, December 11, 2002, at the Serbian-American Cultural Center, 1000 Colliers Way, Weirton, WV, and at any and all adjournments or postponements thereof.

Approval of each of proposals 3(a) through 3(d) (the "Contingent Charter Proposals") is conditioned upon the approval of all of the Contingent Charter Proposals. In the event that any of the Contingent Charger Proposals is not approved by the Company's stockholders, the Company's existing Restated Certificate of Incorporation, as amended, will remain in effect without further amendments.

1. ELECTION OF DIRECTORS: The election of three directors: (01) Wendell W. Wood;
(02) Ronald C. Whitaker; and (03) Mark E. Kaplan, for a two-year term until the 2004 Annual Meeting of Stockholders, or until their respective successors are elected and duly qualified. The election of three directors: (04) John H. Walker; (05) Robert J. D'Anniballe, Jr.; and (06) Mark G. Glyptis, for a three-year term until the 2005 Annual Meeting of Stockholders, or until their respective successors are duly elected and qualified.

    [ ] FOR ALL              [ ] WITHHOLD AUTHORITY        [ ] FOR ALL EXCEPT
        Nominees listed          to vote for all Nominees
        above                    listed above

       (To withhold authority to vote for all Nominees check the box marked "WITHHOLD AUTHORITY." To withhold authority to vote for any individual Nominee, check the box marked "FOR ALL EXCEPT" and write that Nominee's name in the space provided below.)

       --------------------------------------------------------------
           CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.

2. AMENDMENT TO ARTICLE FIFTH AND BY-LAWS: Approval and adoption of the amendment to Article Fifth of Weirton's Restated Certificate of Incorporation, as amended, and a related change to the By-Laws, to among other things, reduce the size of the Board of Directors from 14 persons to nine persons, to become effective immediately following the Annual Meeting.

                            FOR [ ]      AGAINST [ ]

3. APPROVAL OF THE CONTINGENT CHARTER PROPOSALS:

         (a) Approval of the Company's New Restated Certificate of Incorporation in its entirety.

                            FOR [ ]      AGAINST [ ]

         (b) Approval to increase the Company's authorized common stock to 250,000,000 shares and its preferred stock to 25,000,000 shares.

                            FOR [ ]      AGAINST [ ]

         (c) Approval to establish a single class of directors and to provide flexibility in determining the number and qualifications of directors, provided that two or at least 20% of the directors are designated by the union.

                            FOR [ ]      AGAINST [ ]

         (d) Approval to provide generally that required stockholder approval with respect to fundamental changes and other transactions conform to the voting requirements of the Delaware General Corporation Law.

                            FOR [ ]      AGAINST [ ]

4. RATIFICATION OF AUDITORS: Ratification of the appointment of KPMG LLP as Weirton's independent public accountants for the fiscal year ending December 31, 2002.

                            FOR [ ]      AGAINST [ ]

5. OTHER BUSINESS: The proxies shall be authorized to vote on any other business properly brought before the meeting and any adjournments or postponements thereof in accordance with their discretion.

         If this card is properly executed and dated, shares will be voted as "instructed shares" in accordance with the above directions. If no direction is specified, all shares covered by this form will be considered "uninstructed shares" under the ESOPs to be voted in the same FOR and AGAINST proportion as are directed by all other ESOP participants.


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             Signature                                        Date

    ----------------------------                --------------------------------
             Signature                                        Date
Sign exactly as name(s) appear hereon.
Important: When signing as attorney,
executor, administrator, trustee,
guardian or corporate officer, please
give your full title as such. For joint
accounts, all co-owners must sign.